POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company Registration Nos.:

333-274022	333-290618
333-274023	333-290619
333-274024	333-290620
333-274025	333-290621
333-274026	333-290622
333-274027	333-290623
333-290617	333-290624

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438

and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 29, 2026.

/s/ Ciara A. Burnham
Ciara A. Burnham
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company Registration Nos.:

333-274022	333-290618
333-274023	333-290619
333-274024	333-290620
333-274025	333-290621
333-274026	333-290622
333-274027	333-290623
333-290617	333-290624

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438

and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 16, 2026.

/s/ Jeffrey T. Condit
Jeffrey T. Condit
Principal Accounting Officer

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company Registration Nos.:

333-274022	333-290618
333-274023	333-290619
333-274024	333-290620
333-274025	333-290621
333-274026	333-290622
333-274027	333-290623
333-290617	333-290624

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438

and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 16, 2026.

/s/ Douglas A. French
Douglas A. French
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company Registration Nos.:

333-274022	333-290618
333-274023	333-290619
333-274024	333-290620
333-274025	333-290621
333-274026	333-290622
333-274027	333-290623
333-290617	333-290624

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438

and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 16, 2026.

/s/ Daniel Guilbert
Daniel Guilbert
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company Registration Nos.:

333-274022	333-290618
333-274023	333-290619
333-274024	333-290620
333-274025	333-290621
333-274026	333-290622
333-274027	333-290623
333-290617	333-290624

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438

and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 16, 2026.

/s/ Greta Hager
Greta Hager
Director, Executive Vice President and
Chief Financial Officer

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company Registration Nos.:

333-274022	333-290618
333-274023	333-290619
333-274024	333-290620
333-274025	333-290621
333-274026	333-290622
333-274027	333-290623
333-290617	333-290624

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438

and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 17, 2026.

/s/ Alon Neches
Alon Neches
Director, President and
Chief Executive Officer

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company Registration Nos.:

333-274022	333-290618
333-274023	333-290619
333-274024	333-290620
333-274025	333-290621
333-274026	333-290622
333-274027	333-290623
333-290617	333-290624

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438

and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 23, 2026.

/s/ Brian T. Schreiber
Brian T. Schreiber
Director and Chairman

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company Registration Nos.:

333-274022	333-290618
333-274023	333-290619
333-274024	333-290620
333-274025	333-290621
333-274026	333-290622
333-274027	333-290623
333-290617	333-290624

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438

and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

033-62793	033-87010	333-08853
333-71654	333-71672	333-71834
333-96577	333-150220	333-152411
333-236099	333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of March 16, 2026.

/s/ Samuel J. Weinhoff
Samuel J. Weinhoff
Director